UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2026
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On May 26, 2026, Ryan Specialty Holdings, Inc. (the “Company”) issued a press release announcing that its Board of
Directors has approved an increase to the Company's share repurchase program that authorizes the Company to repurchase up to an additional $300 million of its outstanding Class A common stock, bringing the total share repurchase program to
$600 million. As of May 22, 2026, after accounting for the recent share repurchases during the second quarter of 2026 and for the increased authorization, there is $300 million of authorization remaining available under the program.
Share repurchases may be made from time to time on the open market, in privately negotiated transactions, using Rule
10b5-1 trading plans, as accelerated share repurchases, or in any other manner that complies with the applicable securities law. The timing of purchases and number of shares repurchased under the program will depend upon a variety of factors including the Company’s stock price, trading volume, working capital or other liquidity requirements, and market conditions. The Company is not obligated to purchase any shares under the program and the program may be suspended or discontinued at any time without notice.
The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 26, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)
Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this report, are forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,”
and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.  All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the Company will achieve the associated objectives with its Empower Program, whether the costs and charges associated with restructuring initiatives will exceed current estimates and forecasts, its ability to realize expected benefits in the amounts and at the times anticipated, changes in management’s assumptions, its ability to achieve anticipated financial results, risks associated with acquisitions, divestitures, joint ventures and strategic investments, outcomes of legal and regulatory matters, and changes in legislation or regulations. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the
Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	May 25, 2026	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary